SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

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NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Sustainable Equity Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Sustainable Equity Portfolio

January [ ], 2024

Dear Shareholder/Variable Contract Owner/Plan Participant:

You are cordially invited to vote your proxy or attend a Special Meeting of Shareholders (the “Meeting”) of the above-named series (each a “Fund” and, collectively, the “Funds”) of Neuberger Berman Equity Funds and Neuberger Berman Advisers Management Trust (each a “Trust” and collectively, the “Trusts”). You have received this letter because you were invested in a Fund, either directly or through at least one contract issued by an insurance company, on January 16, 2024 (the “Record Date”).

As discussed in more detail in the enclosed Proxy Statement, shareholders of each Fund will be asked to vote on the following Proposal:

Proposal - To change each Fund from a diversified to a non-diversified fund and eliminate the related fundamental policy on diversification.

Shareholder approval of the Proposal would enable each Fund to take larger positions in a smaller number of issuers and gives each Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer.

Each Board unanimously recommends that you vote “FOR” the Proposal outlined above and described in the Proxy Statement.

Your vote is important to us regardless of the number of shares you own or in which you have a voting interest. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Meeting, please read the Proxy Statement and follow the instructions on the proxy card(s) or voting instruction card(s), as applicable, for voting by mail, touch-tone telephone, mobile device or on the Internet.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), reminding you to vote your shares. If you have any questions about the Proposal or the voting instructions, please call Broadridge, our proxy solicitor, at 833-757-0738 (Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time) or call Neuberger Berman Investment Advisers LLC (“NBIA”) at 800-877-9700 (Monday through Friday, 9:00 a.m. to 5:00 p.m. Eastern Time). Thank you for your time in considering this important proposal and for your continued support of the Funds.

For Shareholders of Sustainable Equity Portfolio of Neuberger Berman Advisers Management Trust, shares of the Fund have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”). Your Insurance Company, as the legal owner of that separate account, and/or your Qualified Plan has been asked to approve the Proposal. You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which the Fund serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of the Fund to which you have either allocated cash values under your Variable Contract or invested through

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your Qualified Plan. As such, this Proxy Statement and voting instruction card are, therefore, being furnished to you, as either a Variable Contract owner or a Plan Participant, entitled to provide voting instructions with regard to the Proposal.

The Meeting will be held on March 26, 2024, beginning at 10:30 a.m. Eastern Time, in person at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, New York 10104. Shareholders may vote before or during the Special Meeting at proxyvote.com. Only shareholders of a Fund present or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Very truly yours,

Joseph V. Amato

President and Chief Executive Officer

Neuberger Berman Equity Funds

Neuberger Berman Advisers Management Trust

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Important Information to Help You Understand and Vote on the Proposal

_________________________

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Questions and Answers

Q. Why are you sending me this information?

A. You are receiving these proxy materials—which include the proxy statement and your proxy card or voting instruction card—because you have the right to vote on an important proposal concerning Neuberger Berman Sustainable Equity Fund and Sustainable Equity Portfolio (the “Funds”). The proposal is described below. For Shareholders of Sustainable Equity Portfolio of Neuberger Berman Advisers Management Trust, you are receiving these proxy materials because you are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of Sustainable Equity Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan. This Proxy Statement and voting instruction card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions to their respective Insurance Company or Qualified Plan with regard to the Proposal.

Proposal - To change each Fund from a diversified to a non-diversified fund and eliminate the related fundamental policy on diversification.

Q. What is the difference between diversified funds and non-diversified funds?

A. Under the Investment Company Act of 1940 (“1940 Act”), a fund is designated as diversified or non-diversified, which governs its ownership of securities of issuers. Each Fund is currently designated as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements. As a diversified fund, each Fund is limited in its ownership of securities of any single issuer. If the proposal is approved, each Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers. The non-diversified status will give each Fund’s investment team increased flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or any one issuer. We believe reclassifying the Funds as non-diversified is in the best interests of each Fund and its shareholders because it provides the portfolio manager of each Fund with increased investment flexibility and potential for better investment performance.

Q. What is the purpose of the proposed change?

A. Generally, the purpose of the proposed change is to increase each Fund’s investment flexibility. Each Fund currently is classified as a diversified fund and has a related fundamental policy on being diversified, which may not be changed or eliminated, as applicable, without shareholder approval. Under the 1940 Act, a diversified fund must limit all investments greater than 5% of its total assets in any one issuer to no more than, in the aggregate, 25% of the fund’s total assets. Currently, each Fund’s portfolio has reached the maximum investment limitations of a diversified fund, which the portfolio manager believes limits the ability of the Funds to take advantage of certain investment opportunities. This is due in part to the primary benchmark of each of the Funds, the S&P 500 Index, which is representative of the U.S. large cap equity universe, having become increasingly concentrated in a more limited number of issuers. This trend has presented challenges to the Funds’ portfolio manager to effectively manage the Funds’ portfolios and continue to meet the investment requirements of a diversified fund.

Q. How does the proposed change to the Fund’s diversification policy benefit shareholders?

A. Due to the 1940 Act diversification requirements, as a diversified fund each Fund is limited in the percentage of its assets that can be invested in any single issuer, which reduces the flexibility for the portfolio manager to increase his investments in securities that he believes to be the most attractive investment opportunities. At the same time, the S&P 500 Index, and the U.S. large cap equity universe generally, is becoming increasingly concentrated in a more limited number of issuers. Neuberger Berman Investment Advisers LLC (“NBIA”) believes that this places each Fund at a competitive disadvantage against those of its peers that operate as non-diversified funds. As a non-diversified fund, each Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund. NBIA believes that this added flexibility is in the best interests of each Fund and its shareholders since it will enable the portfolio manager of each Fund to increase investments in securities that the portfolio manager believes to be most attractive. In addition, NBIA believes the proposed change would allow each Fund’s portfolio to better reflect the current composition of the U.S. large cap equity universe and allow the portfolio manager greater flexibility to actively manage the portfolio in pursuit of the Funds’ stated investment objectives.

Q. Will the change result in changes to the Funds’ investment approach?

A. While the proposal is intended to, among other things, provide NBIA with greater flexibility in managing each Fund, if approved, the Funds will continue to be managed subject to each Fund’s current investment objective, strategies and policies and the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder. Although each Fund may take advantage of the greater flexibility provided by the adoption of the proposal to invest in a smaller number of issuers, the Funds will continue to be managed pursuant to their current principal investment strategies and NBIA currently does not anticipate making any material changes to each Fund’s principal investment strategies.

Q. Will the Funds’ risk profile change as a result of the Proposal?

A.  Yes. While the proposal is intended to provide NBIA with greater flexibility in managing each Fund, a non-diversified fund may be subject to a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single issuer and in a smaller number of issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it may be more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. By investing a higher percentage of its assets

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in any one issuer or a smaller number of issuers overall, a Fund’s risk of loss and its share price volatility could increase because the value of its shares would be more susceptible to adverse events affecting those issuers. On the other hand, the current restrictions placed on each Fund from its status as a diversified fund also introduces risk to the Funds. Specifically, given the increased concentration in the Funds’ primary benchmark and the U.S. large cap equity universe generally, the current limitations not only require the Funds to maintain an underweight on certain positions compared to the Funds’ benchmark and the U.S. large cap equity universe generally but also prevents NBIA from making strategic overweight allocations on certain issuers.

Q.  What will happen if Shareholders do not approve the Proposal?

A. If a Fund’s shareholders do not approve the proposal, that Fund will remain “diversified” and remain subject to its related fundamental investment policy on diversification. Shareholders of each Fund will be voting separately. If one Fund’s shareholders do not approve the proposal, that will not impact the other Fund whose shareholders approve the proposal for that Fund. You are only being asked to vote on the Fund(s) of which you hold shares.

Q. How does the Board recommend that I vote with respect to the Proposal?

A. After careful consideration, the Board believes the Proposal is in the best interests of the Funds and unanimously recommends that you vote “FOR” the Proposal.

Q. Who will pay for the Proxy Statement and related costs?

A. The Funds will bear the costs related to the Proxy Statement.

Q. How do I vote my shares?

A. Shareholders may vote via the Internet, by accessing the website address printed on the enclosed voting instruction card; or on your mobile device, by downloading the ProxyVote App where you can scan the control number on your voting form to vote, or in person at the meeting. Shareholders may also indicate your voting instructions on the enclosed proxy card or voting instruction card, sign and date the card, and return the card by mail in the postage-paid envelope provided. To vote by telephone, mobile device or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling 800-877-9700.

Variable Contract owners or Plan Participants permitted to give instructions to their Insurance Company or Qualified Plan and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions, it is expected that the respective Insurance Company or Qualified Plan will furnish a copy of this Proxy Statement to its Variable Contract owners or Plan Participants.

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Variable Contract owners or Plan Participants instruct their Insurance Company or Qualified Plan as to how to vote by completing, signing and returning the enclosed voting instruction card(s) promptly in the enclosed envelope(s), or by calling the number on your voting instruction card; or via the Internet, by accessing the website address printed on the enclosed voting instruction card; or on your mobile device, by downloading the ProxyVote App where you can scan the control number on your voting form to vote; or by attending and voting at the Special Meeting in person. Joint owners should each sign the voting instruction card(s).

Q. Whom should I call for additional information about the Proxy Statement?

A. If you have any questions about any Proposal or need assistance voting your shares, please call Broadridge, our proxy solicitor, at 833-757-0738.

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NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Sustainable Equity Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Sustainable Equity Portfolio

1290 Avenue of the Americas

New York, New York 10104

_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 26, 2024

_________________________

January [-], 2024

Dear Shareholder/Variable Contract Owner/Plan Participant:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of the above-named series (each a “Fund” and, collectively, the “Funds”) of Neuberger Berman Equity Funds and Neuberger Berman Advisers Management Trust (each a “Trust” and collectively, the “Trusts”) will be held on March 26, 2024, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. Shareholders will have the option to attend the Meeting in person. At the Meeting, shareholders of each Fund will be asked to consider and act upon the following:

(1)	To change each Fund from a diversified to a non-diversified fund and eliminate the related fundamental policy on diversification.

(2)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on January 16, 2024 (“Record Date”). If you attend the Meeting, you may vote your shares, or provide your voting instructions, in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) or voting instruction card(s). If you have any questions about the proposal or the voting instructions, please call NBIA at 800-877-9700. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Funds may be voted on only in person or by written proxy.

For Shareholders of Sustainable Equity Portfolio of Neuberger Berman Advisers Management Trust, shares of the Fund are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and separate accounts (“Separate

Accounts”) of certain participating life insurance companies (“Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” or collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Fund for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Qualified Plan or Insurance Company that uses a Fund as a funding vehicle is, in most cases, the true shareholder of the Fund and, as the legal owner of the Fund’s shares, has sole voting and investment power with respect to the shares, but generally, as more fully described in the Proxy Statement, will pass through any voting rights to Plan Participants and Variable Contract owners. As such and for ease of reference throughout this Proxy, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Fund.

Each Fund will admit to the Meeting: (1) all shareholders of record of the Fund as of the Record Date, (2) Plan Participants and Variable Contract owners holding proof of retirement account value allocated to a Fund or owning a variable contract with beneficial ownership in the Funds at the Record Date, such as a letter or account statement from the person’s Insurance Company or Qualified Plan, (3) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (4) persons who have been granted valid proxies and (5) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 800-877-9700.

Unless proxy cards or voting instruction cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards or voting instruction cards, they will not be voted. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR,” “ABSTAIN,” or “AGAINST” any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies. If you own shares of more than one Fund, you must submit separate proxy card(s) or voting instruction card(s) for each Fund in which you own shares.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on March 26, 2024: This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com.

By order of the Boards of Trustees,

Claudia A. Brandon

Secretary of the Trusts

____________________________

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. © 2024 Neuberger Berman Investment Advisers LLC. All rights reserved.

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Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears on the proxy card.

(2) Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp (2) ABC Corp (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp. Profit Sharing Plan	ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts (1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA (2) John B. Smith	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES OF A FUND YOU OWN.

PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone, mobile device and by internet.

To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

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NEUBERGER BERMAN EQUITY FUNDS

Neuberger Berman Sustainable Equity Fund

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Sustainable Equity Portfolio

_________________________

1290 Avenue of the Americas

New York, New York 10104

800-877-9700

___________________________

PROXY STATEMENT

___________________________

For the Special Meeting of Shareholders

to be held on March 26, 2024

INTRODUCTION

This Proxy Statement is furnished to the shareholders of the above-named series (each, a “Fund” and, collectively, the “Funds”) by the Boards of Trustees of Neuberger Berman Equity Funds (“NBEF”) and Neuberger Berman Advisers Management Trust (“NBAMT”) (each a “Trust” and collectively, the “Trusts”) in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders (“Meeting”), or any adjournments or postponements thereof, to be held jointly on March 26, 2024, at 10:30 a.m. Eastern Time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy will be mailed to shareholders on or about January [-], 2024. At the Meeting, shareholders of each Fund will be asked to consider and act upon the following:

Proposal	Fund(s) Voting on the Proposal
(1) To change each Fund from a diversified to a non-diversified fund and eliminate the related fundamental policy on diversification.	The shareholders of each applicable Fund will vote separately.
(2) To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request, by writing to NBIA at 1290 Avenue of the Americas, New York, New York 10104, Attn: Shareholder Services, by calling toll free 800-877-9700 or accessing the internet at www.nb.com.

Shareholders may send communications that they would like to direct to the Boards of Trustees or to an individual Trustee of a Fund to the attention of the Chief Compliance Officer (“CCO”) of the Funds, or to Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the applicable Fund’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104 as described in this Proxy Statement under “General Information—Shareholder Proposals.”

Proposal - To change each Fund from a diversified to a non-diversified fund and eliminate the related fundamental
POLICY ON diversification.

Background

The Investment Company Act of 1940 (“1940 Act”) requires each investment company to classify itself as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. If a fund is “diversified,” it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets (calculated at the time of purchase) would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. A non-diversified fund is any fund that does not meet the diversification requirements of the 1940 Act described above.

Each Fund is currently classified as a “diversified” fund under the 1940 Act and has adopted the following related fundamental policy on diversification:

No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each Fund’s classification as “diversified” and its current fundamental investment policy on diversification set forth above may not be changed or eliminated without the approval of such Fund’s shareholders.

In recent years, the Funds’ benchmark, the S&P 500 Index, which is representative of the U.S. large cap equity universe, has become increasingly concentrated in a more limited number of issuers. This trend has presented challenges to the Funds’ portfolio manager to effectively manage the Funds’ portfolios and continue to meet the investment requirements of a diversified fund. Currently, each Fund’s portfolio has reached the maximum investment limitations of a diversified fund, which the portfolio manager believes limits the ability of the Funds to take advantage of certain investment opportunities. As a result, Neuberger Berman Investment Advisers LLC (“NBIA”) believes that this places each Fund at a competitive disadvantage against those of its peers that operate as non-diversified funds. As a non-diversified fund, each Fund could invest a greater portion of its assets in any one issuer and could invest overall in a smaller number of issuers than a diversified fund. NBIA believes that this added flexibility is in the best interests of each Fund and its shareholders since it will enable the portfolio manager of each Fund to increase investments in securities that the portfolio manager believes to be most attractive. In addition, NBIA believes the proposed change would allow each Fund’s portfolio to better reflect the current composition of the U.S. large cap equity universe.

Therefore, shareholders of each Fund are being asked to approve the Proposal, which will change the Fund’s classification from “diversified” to “non-diversified” and eliminate the related fundamental investment policy on diversification.

What effect will changing a Fund’s status from “diversified” to “non-diversified” have on the Fund?

If the Fund’s shareholders approve this proposal, NBIA may operate each Fund as non-diversified or it may not, depending on its assessment of the investment opportunities available to a Fund. NBIA will reserve freedom of action to operate each Fund as non-diversified only if and when it would be in shareholders’ best interests to do so; provided, that if NBIA does not operate a Fund as non-diversified within three years of shareholder approval, 1940 Act rules will require NBIA to again seek shareholder approval to reserve freedom of action to operate the Fund as non-diversified.

In addition, each Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code. These rules provide that, to maintain favorable tax treatment, each Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, a Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of a Fund’s fiscal year, so a Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, NBIA has no current intention of investing in the securities of any single issuer beyond the limits described. Like the 1940 Act limits, the Internal Revenue Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

Risks. Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks. As a non-diversified fund, the percentage of a Fund’s assets invested in any single issuer would not be limited by the 1940 Act. and it would be able to invest larger percentages of its assets in the securities of a single issuer – potentially as much as 25% in one issuer, and potentially as much as 25% in a second issuer. Investing a larger percentage of a Fund’s assets in any one issuer could increase a Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If NBIA takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if NBIA had diversified a Fund’s investments. NBIA would use this increased investment flexibility to take larger positions in the securities of a single issuer only if and when it believes that doing so justifies the risks involved.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Exhibit A of this Proxy Statement sets forth the number of shares of each class of each Fund issued and outstanding as of the Record Date. Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on the Proposal. If you are a shareholder of more than one Fund, you will be voting on the Proposal separately with respect to each Fund in which you hold shares.

For Shareholders of Sustainable Equity Portfolio, shares of the Fund are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract owners who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. An Insurance Company that uses the Fund as a funding vehicle, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. Therefore, for Separate Accounts that are registered with the SEC, an Insurance Company will request voting instructions from the Variable Contract owner and will vote shares or other interests in the Separate Account as directed by the Variable Contract owner. In the event that any Variable Contract owners fail to provide voting instructions with respect to Separate Accounts registered with the SEC, the Insurance Company will vote the shares attributable to those Variable Contract owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract owners investing through the same Separate Account, even if only a small number of Variable Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Variable Contract owners fail to give voting instructions, a small number of Variable Contract owners may determine the outcome of the vote. Shares of the Fund are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Fund as an investment option, is, in most cases, the legal shareholder of the Fund and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their Plan Participants who have an interest in the Fund. With respect to Fund shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

If the enclosed proxy card or voting instruction card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card or voting instruction card will be voted in accordance with the instructions marked on the proxy card or voting instruction card. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR” the Proposal and will be voted with respect to any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card or voting instruction card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card or voting instruction card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

Proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining the presence of a quorum and will have no effect on the outcome of the Proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the outcome of the Proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the shareholder. However, if a shareholder fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportion as shares voted in the other individual retirement accounts for which instructions are received.

For situations in which advisers have proxy voting discretion, they will vote the Proposal in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendations, however, they have the ability to vote contrary to the recommendation in certain circumstances.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Funds. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc.

Quorum; Adjournment

A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. For NBAMT, the insurance companies whose separate accounts hold the Trust’s shares will be counted as the shareholders in determining whether a quorum is present. If a quorum is not present at a Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chair of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” the Proposal in their discretion If a quorum is present at the Meeting, the Chair of the Meeting may adjourn the Meeting if sufficient votes to approve the Proposal are not received or for any other purpose. The Board also may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

Vote Required

Shareholders of each Fund of each Trust must separately approve the Proposal for such Fund. Approval of the Proposal by an applicable Fund will each require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone, mobile device or through the Internet at the number or website address printed on the enclosed proxy card or voting instruction card.

GENERAL INFORMATION

Ownership of Shares

Information regarding ownership of shares is included in Exhibit B.

Payment of Solicitation Expenses

Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s) or voting instruction card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Funds. NBIA serves as each Fund’s investment manager and administrator. In addition, each Fund has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. The aggregate cost of retaining such proxy solicitation firm is expected to be about $[ ] in connection with the solicitation of proxies and the costs of printing and distributing the proxy materials.

Other Matters to Come Before the Meeting

The Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees of the Funds may be voted only in person or by written proxy.

Shareholder Proposals

The Trusts are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2024. The Trustees will call a special meeting of shareholders of a Fund or class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund or class entitled to vote at such meeting.

Shareholder who wish to nominate Trustees or make proposals to be voted on must provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Trusts. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders may send communications that they would like to direct to the Board of Trustees or to an individual Trustee of a Trust to the attention of the Chief Compliance Officer (“CCO”) of the Trusts, or to Claudia A. Brandon, Secretary of the Trusts, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the applicable Trust’s Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Trusts, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Please advise the Funds, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of Fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.

Investment Manager, Administrator, and Principal Underwriter

NBIA serves as the investment manager and administrator to each Fund. NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NBIA is located at 1290 Avenue of the Americas, New York, New York 10104. As of September 30, 2023, NBIA and its affiliates had approximately $439 billion in assets under management. Neuberger Berman BD LLC (“NBBD”) serves as the distributor in connection with the continuous offering of each Fund’s shares, and is each Fund’s “principal underwriter” within the meaning of the 1940 Act. NBBD is located at 1290 Avenue of the Americas, New York, New York 10104.

By order of the Boards of Trustees,

Claudia A. Brandon
Secretary of the Trusts

January [-], 2024

EXHIBIT A – OUTSTANDING FUND SHARES

The following tables sets forth the outstanding shares of each class of each Fund as of the Record Date.

NEUBERGER BERMAN EQUITY FUNDS Neuberger Berman Sustainable Equity Fund
Class	Outstanding Shares
Investor Class
Trust Class
Institutional Class
Class A
Class C
Class R3
Class R6
Class E

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST Sustainable Equity Portfolio
Class	Outstanding Shares
Class I
Class S

EXHIBIT B

Ownership of Shares

As of [-], the following shareholders owned of record more than 5% percent of each class of each Fund known to the Fund.

NBEF FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
SUSTAINABLE EQUITY FUND CLASS A
SUSTAINABLE EQUITY FUND CLASS A
SUSTAINABLE EQUITY FUND CLASS A
SUSTAINABLE EQUITY FUND CLASS A
SUSTAINABLE EQUITY FUND CLASS A
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS C
SUSTAINABLE EQUITY FUND CLASS R3
SUSTAINABLE EQUITY FUND CLASS R3
SUSTAINABLE EQUITY FUND CLASS R3
SUSTAINABLE EQUITY FUND CLASS R3
SUSTAINABLE EQUITY FUND CLASS R3
SUSTAINABLE EQUITY FUND CLASS R3
SUSTAINABLE EQUITY FUND CLASS R6
SUSTAINABLE EQUITY FUND CLASS R6
SUSTAINABLE EQUITY FUND CLASS R6
SUSTAINABLE EQUITY FUND CLASS R6
SUSTAINABLE EQUITY FUND CLASS R6
SUSTAINABLE EQUITY FUND CLASS E

NBAMT FUND AND CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT S CLASS
AMT SUSTAINABLE EQUITY PORT I CLASS
AMT SUSTAINABLE EQUITY PORT I CLASS
AMT SUSTAINABLE EQUITY PORT I CLASS
AMT SUSTAINABLE EQUITY PORT I CLASS

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, New York 10104-0002

www.nb.com

NEUBERGER | BERMAN

1290 AVENUE OF THE AMERICAS
NEW YORK, NY 10104

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) **Vote on the ProxyVote App**
   a. Download the app from the App Store or Google Play
   b. Scan the QR Barcode with your mobile device
   c. Follow the instructions provided
   Or vote on the ProxyVote website
   a. Go to website www.proxyvote.com or scan the QR Barcode above
   b. Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27642-S80930

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The Notice and Proxy Statement for this meeting is available at: www.proxyvote.com

Please sign and date the other side of this card.

V27643-S80930

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - SUSTAINABLE EQUITY PORTFOLIO

By signing on the reverse side, you, as a shareholder of SUSTAINABLE EQUITY PORTFOLIO, appoint Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your SUSTAINABLE EQUITY PORTFOLIO shares on your behalf at the meeting of shareholders. The meeting will take place in person on Tuesday, March 26, 2024, at 10:30 a.m., Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC, 1290 Avenue of the Americas, New York, NY 10104, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees.** When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend.** The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.